UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason ClearBridge

Diversified Large Cap Growth Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Diversified Large Cap Growth Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Legg Mason ClearBridge Diversified Large Cap Growth Fund	I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After a poor start, the U.S. stock market rallied and, overall, generated solid results during the twelve-month reporting period. Stock prices fell during three of the first four months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the S&P 500 Indexvii (the “Index”) rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. The market’s strong rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index returned 9.80% over the twelve-month reporting period ended October 31, 2009.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000viii, Russell Midcapix and Russell 2000x Indices, returned 11.20%, 18.75% and 6.46%, respectively, during the twelve-month period ended October 31, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 17.04% and 4.56%, respectively.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full

II	Legg Mason ClearBridge Diversified Large Cap Growth Fund

spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

Legg Mason ClearBridge Diversified Large Cap Growth Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason ClearBridge Diversified Large Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal. Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of large-cap issuers and related investments or in other investments with similar economic characteristics. The Fund may also invest up to 20% of its assets in securities issued by smaller companies. The Fund’s equity securities consist primarily of common stocks, but the Fund may also invest in other equity securities that we believe provide opportunities for appreciation, such as preferred stock, warrants and securities convertible into common stock.

We use a growth approach, seeking securities that benefit from large macro growth themes. We want to own quality growth companies operating in growth industries and seek companies that are innovative, which can provide greater control over pricing of their products or services or that have disruptive technologies, which can displace or undercut existing market leaders and enable significant market share gains. We look principally for issuers with long histories of strong, relatively predictable earnings growth rates and the products and strategies for continuing above-average growth. We also emphasize issuers with stable financial characteristics and low debt levels. The Fund may continue to hold securities of issuers that become mid-cap or small-cap issuers if, in our judgment, these securities remain good investments for the Fund.

We generally use a “bottom-up” approach when selecting securities for the Fund. This means that we look primarily at individual companies’ growth characteristics relative to the market.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period was dominated by a remarkable set of conditions that heavily impacted performance in both positive and negative ways. The period began during the worst financial crisis since the Great Depression and included a major and historic disruption of the global stock and credit markets, a dramatic presidential election, record job losses, a Federal Reserve Board (“Fed”)i and U.S. Department of the Treasury thrust into the spotlight of national politics, and a significant reshaping of the financial services industry. It ended amidst a record-setting stock market rally and an economy expected to have, at least technically if not fully, emerged from a recession that began in December of 2007.

The domestic stock market was already in turmoil before the past fiscal year began. In hindsight, we can attribute the crisis largely to the initial bursting of the housing market bubble in 2007 and the subsequent devaluation of the collateralized debt obligations composed of the subprime mortgages that fueled the bubble.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	1

Fund overview continued

In the fall of 2008, during the months prior to the start of the Fund’s reporting period, a rapidly unfolding series of events linked to the emerging credit market and liquidity crisis culminated in the collapse and/or distressed acquisitions of several major financial services companies and the failure of the prominent investment bank Lehman Brothers in the largest bankruptcy filing in U.S. history.

During this time, the domestic stock market suffered record-breaking declines culminating in a historical market low on October 10, 2008, just a few weeks before the start of the reporting period. The leading stock indices rapidly recovered as much as 10% off of those lows before plunging again the following month to even greater depths on November 20, 2008. The indices saw a short-lived bear market rally through the end of calendar year 2008, but rapidly reversed course after the start of the new year and fell even further, setting what many now consider to be a durable bottom and a “generational” low on March 9, 2009 and marking the inflection point of the new stock market rally.

This powerful and sustained rally following the March low generated seven consecutive months of gains for the broad S&P 500 Indexii, which returned 55.31% from the March 9th bottom through the end of October — the best advance the S&P 500 Index has seen since 1938. The blue-chip Dow Jones Industrial Average (“DJIA”)iii rose 51.13% from its twelve-year low in March through the end of the reporting period, and the technology-oriented NASDAQ Composite Index (“NASDAQ”)iv gained 62.07% for the same period. Only in October did the rally let up, with the DJIA essentially flat for the month and both the S&P 500 Index and NASDAQ declining.

Stock market volatility, as measured by the Volatility Index (“VIX”)v — often referred to as the “fear index” — set a record high at the start of the period in November 2008 and remained elevated over much of the reporting period. However, the overall trend during the period was downwards and, by the close of the period, the VIX fell to a range within historical norms, 50% below its peak.

Preliminary estimates of third quarter 2009 U.S. growth domestic product (“GDP”)vi data released in November indicated that the economy had grown by an annual rate of 2.8%, technically marking the end of the so-called Great Recession. However, disappointing data for other key economic indicators, including an unemployment rate of 10.2% — the highest since 1983 — left many in the market with doubts about the strength and pace of the overall economic recovery and the long-term viability of the present bull market.

2	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Q. How did we respond to these changing market conditions?

A. As equity managers focused on investing in quality companies with sustainable growth opportunities, this year’s backdrop proved challenging from a relative performance perspective. Our bias toward higher-quality, less-leveraged companies created a performance headwind for us, especially in the latter half of the year, as many of the lower-quality and highly-leveraged names benefited more from the improving credit markets and the rapid move off the market bottom and outperformed. In other cases, among the higher-quality companies where we believed the long-term growth outlook remained solid, disappointing forward guidance or a reduced earnings growth trajectory negatively impacted results.

Despite many equity participants chasing index returns by purchasing smaller, leveraged names, our discipline remained consistent. We continued to focus on trying to identify dominant growth themes and on looking for securities that can exploit them. We continued to favor companies that are innovative or that have disruptive technologies. We coupled our security selection decisions with active risk management.

Performance review

For the twelve months ended October 31, 2009, Class A shares of Legg Mason ClearBridge Diversified Large Cap Growth Fund, excluding sales charges, returned 15.70%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexvii, returned 17.51% over the same time frame. The Lipper Large-Cap Growth Funds Category Average1 returned 14.74% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 832 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	3

Fund overview continued

PERFORMANCE SNAPSHOT as of October 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Diversified Large Cap Growth Fund — Class A Shares	14.66%	15.70%
Russell 1000 Growth Index	19.32%	17.51%
Lipper Large-Cap Growth Funds Category Average[1]	17.55%	14.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 14.18%, Class C shares returned 14.27% and Class I shares returned 14.80% over the six months ended October 31, 2009. Excluding sales charges, Class B shares returned 14.83%, Class C shares returned 14.79% and Class I shares returned 15.94% over the twelve months ended October 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 28, 2009, as supplemented November 5, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.23%, 2.36%, 2.36% and 0.93%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class I shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. Prior to December 1, 2009, the expense ratios did not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class I shares.

Q. What were the leading contributors to performance?

A. From a sector perspective, the largest contributors to relative performance were our investment decisions in the Consumer Discretionary, Energy and Information Technology (“IT”) sectors. Good stock selection within the Consumer Discretionary and Energy sectors, coupled with an overweight position within the robust IT sector, positively impacted the Fund’s performance for the period.

In terms of individual Fund holdings, the leading contributors to performance for the period included Amazon.com Inc. in the Consumer Discretionary

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 844 funds for the six-month period and among the 832 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

sector, Genentech Inc. in the Health Care sector, BlackRock Inc. (Class A Shares) in the Financials sector, NVIDIA Corp. in the IT sector and Weatherford International Ltd. in the Energy sector.

Q. What were the leading detractors from performance?

A. From a sector perspective, the largest detractors from relative performance were our investment decisions within the Materials, Financials and Consumer Staples sectors. On a security specific level, the leading detractors from Fund performance during the period included our investments in NASDAQ OMX Group Inc. in the Financials sector, General Electric Co. in the Industrials sector, Celgene Corp. in the Health Care sector and Monsanto Co. in the Materials sector. In addition, not owning a position in the positively-performing, large benchmark weighted name, Apple Inc. in the IT sector, detracted from relative performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Given the robust gains seen during the latter half of the period, the bulk of our trading centered on risk management. We trimmed a number of our issues that advanced strongly during the period, while rotating the proceeds into issues that we believed offered reasonable valuation coupled with visible growth opportunities, including several new positions.

Over the course of the period, we reduced our exposure to the Health Care sector from a significant overweight to a market weighting and cut our weighting to the Materials sector from a market weight to an underweight, while increasing our allocation to the Financials and Consumer Discretionary sectors.

During the period, we sold our existing positions in PPG Industries Inc. in the Materials sector, News Corp. (Class A Shares) in the Consumer Discretionary sector, Waters Corp., Stryker Corp., Medtronic Inc., all in the Health Care Sector, Dell Inc. and Intel Corp., both in the IT sector, Schlumberger Ltd. in the Energy sector and General Electric Co. in the Industrials sector.

On the buy side, we looked for opportunities to utilize the unprecedented volatility in the market to increase the growth rate of the Fund’s portfolio by investing in what we believed were quality companies operating in growing markets. These included new positions in companies such as Wal-Mart Stores Inc. and Coca-Cola Co., both in the Consumer Staples sector, Amgen Inc. in the Health Care sector, Charles Schwab Corp. in the Financials sector, Lowe’s Cos. Inc. in the Consumer Discretionary sector, Visa Inc. and Research In Motion Ltd., both in the IT sector, ABB Ltd. (ADR) in the Industrials sector and Transocean Ltd. in the Energy sector.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	5

Fund overview continued

Thank you for your investment in Legg Mason ClearBridge Diversified Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Evan S. Bauman	Peter J. Bourbeau
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

Thomas G. Hudson
Portfolio Manager
ClearBridge Advisors, LLC

November 24, 2009

6	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: CVS Caremark Corp. (4.0%), Google Inc., Class A Shares (3.5%), PepsiCo Inc. (3.4%), BlackRock Inc., Class A Shares (3.3%), Wal-Mart Stores Inc. (3.1%), Colgate-Palmolive Co. (3.1%), Amazon.com Inc. (3.0%), QUALCOMM Inc. (3.0%), Cisco Systems Inc. (3.0%) and Amgen Inc. (2.8%). Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Information Technology (36.8%), Consumer Staples (17.6%), Health Care (16.0%), Financials (10.6%) and Consumer Discretionary (9.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that stock prices are subject to market fluctuations. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are heightened in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The NASDAQ Composite Index (“NASDAQ”) is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	7

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	14.66%	$1,000.00	$1,146.60	1.05%	$5.68
Class B	14.18	1,000.00	1,141.80	1.80	9.72
Class C	14.27	1,000.00	1,142.70	1.80	9.72
Class I	14.80	1,000.00	1,148.00	0.80	4.33

[1]	For the six months ended October 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. In the absence of fee waivers, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	9

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.91	1.05%	$5.35
Class B	5.00	1,000.00	1,016.13	1.80	9.15
Class C	5.00	1,000.00	1,016.13	1.80	9.15
Class I	5.00	1,000.00	1,021.17	0.80	4.08

[1]	For the six months ended October 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/09	15.70%	14.83%	14.79%	15.94%
Five Years Ended 10/31/09	-0.74	-1.49	-1.47	N/A
Ten Years Ended 10/31/09	-3.78	-4.35	N/A	N/A
Inception* through 10/31/09	6.19	-3.40	-5.47	-14.46

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/09	9.05%	9.83%	13.79%	15.94%
Five Years Ended 10/31/09	-1.91	-1.69	-1.47	N/A
Ten Years Ended 10/31/09	-4.35	-4.35	N/A	N/A
Inception* through 10/31/09	5.86	-3.40	-5.47	-14.46

CUMULATIVE TOTAL RETURNS[1]
		WITHOUT SALES CHARGES[2]
Class A (10/31/99 through 10/31/09)		-31.99%
Class B (10/31/99 through 10/31/09)		-35.91
Class C (Inception date of 9/22/00 through 10/31/09)		-40.11
Class I (Inception date of 5/16/08 through 10/31/09)		-20.40

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception dates for Class A, B, C and I shares are October 19, 1990, January 4, 1999, September 22, 2000 and May 16, 2008, respectively.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	11

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A AND B SHARES OF LEGG MASON CLEARBRIDGE DIVERSIFIED LARGE CAP GROWTH FUND VS. RUSSELL 1000 GROWTH INDEX† — October 1999 - October 2009

†	Hypothetical illustration of $10,000 invested in Class A and B shares of Legg Mason ClearBridge Diversified Large Cap Growth Fund on October 31, 1999, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares, and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Schedule of investments

October 31, 2009

LEGG MASON CLEARBRIDGE DIVERSIFIED LARGE CAP GROWTH FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 99.3%
CONSUMER DISCRETIONARY — 9.9%
	Internet & Catalog Retail — 3.0%
22,940	Amazon.com Inc.*	$2,725,501
	Media — 2.6%
104,800	Cablevision Systems Corp., New York Group, Class A Shares	2,406,208
	Multiline Retail — 1.9%
35,325	Target Corp.	1,710,790
	Specialty Retail — 2.4%
112,580	Lowe’s Cos. Inc.	2,203,191
	TOTAL CONSUMER DISCRETIONARY	9,045,690
CONSUMER STAPLES — 17.6%
	Beverages — 6.1%
46,410	Coca-Cola Co.	2,474,117
51,764	PepsiCo Inc.	3,134,310
	Total Beverages	5,608,427
	Food & Staples Retailing — 7.1%
102,515	CVS Caremark Corp.	3,618,779
57,010	Wal-Mart Stores Inc.	2,832,257
	Total Food & Staples Retailing	6,451,036
	Household Products — 4.4%
35,325	Colgate-Palmolive Co.	2,777,605
20,765	Procter & Gamble Co.	1,204,370
	Total Household Products	3,981,975
	TOTAL CONSUMER STAPLES	16,041,438
ENERGY — 4.3%
	Energy Equipment & Services — 3.1%
15,400	Transocean Ltd.*	1,292,214
87,850	Weatherford International Ltd.*	1,540,010
	Total Energy Equipment & Services	2,832,224
	Oil, Gas & Consumable Fuels — 1.2%
11,740	Apache Corp.	1,104,969
	TOTAL ENERGY	3,937,193
FINANCIALS — 10.6%
	Capital Markets — 6.0%
13,960	BlackRock Inc., Class A Shares	3,022,200
140,370	Charles Schwab Corp.	2,434,016
	Total Capital Markets	5,456,216
	Diversified Financial Services — 1.6%
83,210	Nasdaq OMX Group Inc.*	1,502,773

See Notes to Financial Statements.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	13

Schedule of investments continued

October 31, 2009

LEGG MASON CLEARBRIDGE DIVERSIFIED LARGE CAP GROWTH FUND
SHARES	SECURITY	VALUE

	Insurance — 3.0%
17,000	Prudential Financial Inc.	$768,910
38,900	Travelers Cos. Inc.	1,936,831
	Total Insurance	2,705,741
	TOTAL FINANCIALS	9,664,730
HEALTH CARE — 16.0%
	Biotechnology — 11.3%
48,150	Amgen Inc.*	2,587,099
33,800	Biogen Idec Inc.*	1,423,994
47,030	Celgene Corp.*	2,400,882
49,780	Gilead Sciences Inc.*	2,118,139
50,920	Vertex Pharmaceuticals Inc.*	1,708,875
	Total Biotechnology	10,238,989
	Pharmaceuticals — 4.7%
45,820	Abbott Laboratories	2,317,117
49,590	Roche Holding AG, ADR	1,978,641
	Total Pharmaceuticals	4,295,758
	TOTAL HEALTH CARE	14,534,747
INDUSTRIALS — 2.3%
	Electrical Equipment — 2.2%
106,800	ABB Ltd., ADR*	1,979,004
	Professional Services — 0.1%
4,000	Verisk Analytics Inc., Class A Shares*	109,720
	TOTAL INDUSTRIALS	2,088,724
INFORMATION TECHNOLOGY — 36.8%
	Communications Equipment — 13.5%
117,575	Cisco Systems Inc.*	2,686,589
112,150	Corning Inc.	1,638,511
94,910	Juniper Networks Inc.*	2,421,154
109,440	Nokia Oyj, ADR	1,380,038
65,790	QUALCOMM Inc.	2,724,364
24,590	Research In Motion Ltd.*	1,444,171
	Total Communications Equipment	12,294,827
	Computers & Peripherals — 3.6%
131,980	EMC Corp.*	2,173,711
52,775	SanDisk Corp.*	1,080,832
	Total Computers & Peripherals	3,254,543
	Internet Software & Services — 4.8%
50,500	eBay Inc.*	1,124,635
5,980	Google Inc., Class A Shares*	3,205,998
	Total Internet Software & Services	4,330,633

See Notes to Financial Statements.

14	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE DIVERSIFIED LARGE CAP GROWTH FUND
SHARES	SECURITY	VALUE

	IT Services — 3.6%
128,380	Cia Brasileira de Meios de Pagamento	$1,179,708
28,170	Visa Inc.	2,134,159
	Total IT Services	3,313,867
	Semiconductors & Semiconductor Equipment — 4.1%
155,570	NVIDIA Corp.*	1,860,617
78,500	Texas Instruments Inc.	1,840,825
	Total Semiconductors & Semiconductor Equipment	3,701,442
	Software — 7.2%
56,920	Adobe Systems Inc.*	1,874,945
50,260	Citrix Systems Inc.*	1,847,558
61,800	Electronic Arts Inc.*	1,127,232
62,980	Microsoft Corp.	1,746,435
	Total Software	6,596,170
	TOTAL INFORMATION TECHNOLOGY	33,491,482
MATERIALS — 1.8%
	Chemicals — 1.8%
23,860	Monsanto Co.	1,602,915
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $92,433,096)	90,406,919
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.2%
	Repurchase Agreement — 0.2%
$146,000	Interest in $499,994,000 joint tri-party repurchase agreement dated 10/30/09 with RBS Securities Inc., 0.070% due 11/2/09; Proceeds at maturity — $146,001; (Fully collateralized by various U.S. government & agency obligations, 2.000% to 6.000% due 12/9/09 to 4/23/29; Market value — $148,920) (Cost — $146,000)	146,000
	TOTAL INVESTMENTS — 99.5% (Cost — $92,579,096#)	90,552,919
	Other Assets in Excess of Liabilities — 0.5%	446,613
	TOTAL NET ASSETS — 100.0%	$90,999,532

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $92,955,707.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	15

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $92,579,096)	$90,552,919
Cash	672
Receivable for securities sold	728,883
Dividends and interest receivable	78,461
Receivable for Fund shares sold	7,422
Prepaid expenses	33,065
Total Assets	91,401,422
LIABILITIES:
Payable for Fund shares repurchased	245,100
Investment management fee payable	57,617
Distribution fees payable	21,019
Trustees’ fees payable	1,119
Accrued expenses	77,035
Total Liabilities	401,890
TOTAL NET ASSETS	$90,999,532
NET ASSETS:
Par value (Note 7)	$71
Paid-in capital in excess of par value	146,655,903
Undistributed net investment income	56,843
Accumulated net realized loss on investments and foreign currency transactions	(53,687,108)
Net unrealized depreciation on investments	(2,026,177)
TOTAL NET ASSETS	$90,999,532
Shares Outstanding:
Class A	7,003,435
Class B	78,235
Class C	42,709
Class I	17,593
Net Asset Value:
Class A (and redemption price)	$12.75
Class B*	$12.00
Class C*	$12.57
Class I (and redemption price)	$12.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.53

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Statement of operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:
Dividends	$970,061
Interest	3,181
Less: Foreign taxes withheld	(8,035)
Total Investment Income	965,207
EXPENSES:
Investment management fee (Note 2)	621,597
Distribution fees (Notes 2 and 5)	216,603
Transfer agent fees (Note 5)	60,646
Registration fees	55,962
Shareholder reports (Note 5)	42,954
Legal fees	35,545
Audit and tax	23,194
Trustees’ fees	7,869
Insurance	3,388
Custody fees	1,823
Miscellaneous expenses	3,849
Total Expenses	1,073,430
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(193,791)
Net Expenses	879,639
NET INVESTMENT INCOME	85,568
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(13,412,778)
Foreign currency transactions	3,500
Net Realized Loss	(13,409,278)
Change in Net Unrealized Appreciation/Depreciation from Investments	25,438,758
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	12,029,480
INCREASE IN NET ASSETS FROM OPERATIONS	$12,115,048

See Notes to Financial Statements.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	17

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:
Net investment income (loss)	$85,568	$(180,255)
Net realized loss	(13,409,278)	(12,319,346)
Change in net unrealized appreciation/depreciation	25,438,758	(45,024,207)
Increase (Decrease) in Net Assets From Operations	12,115,048	(57,523,808)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	—	(200,004)
Decrease in Net Assets From Distributions to Shareholders	—	(200,004)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	1,288,301	3,778,760
Reinvestment of distributions	—	191,063
Cost of shares repurchased	(10,071,827)	(24,644,045)
Decrease in Net Assets From Fund Share Transactions	(8,783,526)	(20,674,222)
INCREASE (DECREASE) IN NET ASSETS	3,331,522	(78,398,034)
NET ASSETS:
Beginning of year	87,668,010	166,066,044
End of year*	$90,999,532	$87,668,010
*Includes undistributed and (overdistributed) net investment income, respectively, of:	$56,843	$(32,225)

See Notes to Financial Statements.

18	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.02	$17.76	$15.26	$13.47	$13.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.01	(0.02)	0.07	0.10	0.12
Net realized and unrealized gain (loss)	1.72	(6.70)	2.55	1.77	(0.07)
Total income (loss) from operations	1.73	(6.72)	2.62	1.87	0.05
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	(0.12)	(0.08)	(0.09)
Total distributions	—	(0.02)	(0.12)	(0.08)	(0.09)
NET ASSET VALUE, END OF YEAR	$12.75	$11.02	$17.76	$15.26	$13.47
Total return[2]	15.70%	(37.87)%	17.28%	13.94%	0.31%
NET ASSETS, END OF YEAR (000s)	$89,299	$86,093	$163,167	$152,821	$156,443
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.28%	1.23%	1.22%[3]	1.23%	1.40%
Net expenses[4,5]	1.05	1.05 [6]	1.05 [3]	1.03	1.05
Net investment income (loss)	0.11	(0.12)	0.44	0.71	0.86
PORTFOLIO TURNOVER RATE	34%	39%	97%	11%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 1.05%, respectively.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than brokerage, taxes, interest and extraordinary expenses, to average net assets of Class A shares will not exceed 1.05%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.45	$16.96	$14.57	$12.88	$12.94
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.07)	(0.13)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss)	1.62	(6.38)	2.42	1.70	(0.08)
Total income (loss) from operations	1.55	(6.51)	2.40	1.69	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.01)	—	—
Total distributions	—	—	(0.01)	—	—
NET ASSET VALUE, END OF YEAR	$12.00	$10.45	$16.96	$14.57	$12.88
Total return[2]	14.83%	(38.38)%	16.46%	13.12%	(0.46)%
NET ASSETS, END OF YEAR (000s)	$939	$1,059	$2,437	$7,754	$8,513
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.45%	2.36%	2.20%[3]	2.11%	2.22%
Net expenses[4,5]	1.80	1.80 [6]	1.81 [3]	1.79	1.80
Net investment income (loss)	(0.64)	(0.88)	(0.11)	(0.04)	0.12
PORTFOLIO TURNOVER RATE	34%	39%	97%	11%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.80%, respectively.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than brokerage, taxes, interest and extraordinary expenses, to average net assets of Class B shares will not exceed 1.80%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.95	$17.76	$15.25	$13.49	$13.54
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.07)	(0.13)	(0.05)	(0.01)	0.01
Net realized and unrealized gain (loss)	1.69	(6.68)	2.56	1.77	(0.06)
Total income (loss) from operations	1.62	(6.81)	2.51	1.76	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00)[2]	—	—
Total distributions	—	—	(0.00)[2]	—	—
NET ASSET VALUE, END OF YEAR	$12.57	$10.95	$17.76	$15.25	$13.49
Total return[3]	14.79%	(38.34)%	16.47%	13.05%	(0.37)%
NET ASSETS, END OF YEAR (000s)	$537	$376	$462	$321	$334
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.30%	2.36%	2.09%[4]	2.21%	2.19%
Net expenses[5,6]	1.80	1.80 [7]	1.80 [4]	1.79	1.80
Net investment income (loss)	(0.65)	(0.86)	(0.33)	(0.05)	0.10
PORTFOLIO TURNOVER RATE	34%	39%	97%	11%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.09% and 1.80%, respectively.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than brokerage, taxes, interest and extraordinary expenses, to average net assets of Class C shares will not exceed 1.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.04	$16.08
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04	0.02
Net realized and unrealized gain (loss)	1.72	(5.06)
Total income (loss) from operations	1.76	(5.04)
NET ASSET VALUE, END OF YEAR	$12.80	$11.04
Total return[3]	15.94%	(31.34)%
NET ASSETS, END OF YEAR (000s)	$225	$140
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.31%	0.93%[4]
Net expenses[5,6]	0.80	0.80 [4,7]
Net investment income	0.35	0.25 [4]
PORTFOLIO TURNOVER RATE	34%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 16, 2008 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than brokerage, taxes, interest and extraordinary expenses, to average net assets of Class I shares will not exceed 0.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Diversified Large Cap Growth Fund (formerly known as Legg Mason Partners Diversified Large Cap Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	23

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$90,406,919	—	—	$90,406,919
Short-term investment†	—	$146,000	—	146,000
Total investments	$90,406,919	$146,000	—	$90,552,919

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

24	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	25

Notes to financial statements continued

for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$3,500	$(3,500)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the year ended October 31, 2009, the Fund’s Class A, B, C and I shares had voluntary expense limitations in place of 1.05%, 1.80%, 1.80% and 0.80%, respectively.

During the year ended October 31, 2009, the Fund was reimbursed for expenses amounting to $193,791.

26	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2009, LMIS and its affiliates received sales charges of approximately $400 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	—	$700	$0	*

*	Amount represents less than $100.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$28,129,001
Sales	35,903,119

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,596,948
Gross unrealized depreciation	(11,999,736)
Net unrealized depreciation	$(2,402,788)

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	27

Notes to financial statements continued

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES†
Class A	$203,482	$57,060	$37,986
Class B	9,139	2,373	2,550
Class C	3,982	790	783
Class I	—	423	273
Total	$216,603	$60,646	$41,592

†	For the period November 1, 2008, through September 13, 2009. Subsequent to September 13, 2009, these expenses were accrued as common fund expenses.

For the year ended October 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$184,954
Class B	5,939
Class C	2,010
Class I	888
Total	$193,791

28	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

6. Distributions to shareholders by class

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class A	—	$200,004
Class B	—	—
Class C	—	—
Class I	—	—	†
Total	—	$200,004

†	For the period May 16, 2008 (inception date) to October 31, 2008.

7. Shares of beneficial interest

At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	79,290	$864,721	202,973	$3,158,754
Shares issued on reinvestment	—	—	11,279	191,063
Shares repurchased	(887,923)	(9,583,856)	(1,586,932)	(23,788,296)
Net decrease	(808,633)	$(8,719,135)	(1,372,680)	$(20,438,479)
Class B
Shares sold	5,754	$60,667	8,174	$124,056
Shares repurchased	(28,814)	(284,711)	(50,619)	(732,307)
Net decrease	(23,060)	$(224,044)	(42,445)	$(608,251)
Class C
Shares sold	17,454	$196,740	17,857	$293,057
Shares repurchased	(9,115)	(87,755)	(9,504)	(123,442)
Net increase	8,339	$108,985	8,353	$169,615
Class I
Shares sold	14,781	$166,173	12,659 †	$202,893 †
Shares repurchased	(9,847)	(115,505)	— †	— †
Net increase	4,934	$50,668	12,659 †	$202,893 †

†	For the period May 16, 2008 (inception date) to October 31, 2008.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	29

Notes to financial statements continued

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	—	$200,004

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$97,935
Capital loss carryforward*	(53,310,497)
Other book/tax temporary differences(a)	(41,092)
Unrealized appreciation/(depreciation)(b)	(2,402,788)
Total accumulated earnings/(losses) — net	$(55,656,442)

*	As of October 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2010	$(9,408,277)
10/31/2011	(6,330,611)
10/31/2012	(5,053,321)
10/31/2013	(7,162,775)
10/31/2016	(12,236,288)
10/31/2017	(13,119,225)
$(53,310,497)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an

30	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order,

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	31

Notes to financial statements continued

SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under

32	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*   *   *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other shareholder information

Effective December 1, 2009 the expense limitations have changed. The total annual operating expenses other than interest, brokerage, taxes and extraordinary expenses are not expected to exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, and 1.00% for Class I shares. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date only by agreement of the manager and the Board of Trustees and may be terminated at any time after that date by the manager.

Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report	33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Diversified Large Cap Growth Fund (formerly Legg Mason Partners Diversified Large Cap Growth Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Diversified Large Cap Growth Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2009

34	Legg Mason ClearBridge Diversified Large Cap Growth Fund 2009 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Diversified Large Cap Growth Fund (formerly known as Legg Mason Partners Diversified Large Cap Growth Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason ClearBridge Diversified Large Cap Growth Fund	35

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

36	Legg Mason ClearBridge Diversified Large Cap Growth Fund

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason ClearBridge Diversified Large Cap Growth Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee

Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years

President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)

Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

38	Legg Mason ClearBridge Diversified Large Cap Growth Fund

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason ClearBridge Diversified Large Cap Growth Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

40	Legg Mason ClearBridge Diversified Large Cap Growth Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason ClearBridge Diversified Large Cap Growth Fund	41

Legg Mason ClearBridge Diversified Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA,
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason ClearBridge Diversified Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE DIVERSIFIED LARGE CAP GROWTH FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of the Legg Mason ClearBridge Diversified Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02662 12/09 SR09-973

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,000 in 2008 and $120,400 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $285 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,100 in 2008 and $12,900 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009